Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund International Limited, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

Address: Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. 780 Third Avenue, 37th Floor
                                    New York, NY  10017

                                    Deerfield International Limited, Deerfield
                                    Special Situations Fund International
                                    Limited:
                                    c/o Bisys Management (B.V.I.) Limited
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Nxstage Medical, Inc. (NXTM)

Date of Event Requiring Statement:  March 24,2009

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with James E. Flynn with respect to the beneficial ownership of securities of Nxstage Medical, Inc..

Signatures:


DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact


DEERFIELD PRIVATE DESIGN FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-in-Fact


DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-in-Fact


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact

DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------------
    Darren Levine, Attorney-In-Fact